VK-ITMI-SUMSUP-1 072012
Summary Prospectus Supplement dated July 20, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco Van Kampen Intermediate Term Municipal Income Fund
Effective September 24, 2012, the following information replaces the first paragraph and first line item of the table appearing under the heading “Fees and Expenses of the Fund”:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

“Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None”
Effective September 24, 2012, “Van Kampen” is removed from the fund name.
VK-ITMI-SUMSUP-1 072012

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